EXHIBIT 10.20

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (as amended, restated, supplemented, extended or otherwise modified from time to time, this “Agreement”) dated as of July 17, 2020, is entered into by Hawkeye Systems, Inc., a Nevada corporation (“Hawkeye”) and HIE LLC (the Debtor”), in favor of Eagle Equities, LLC (“Eagle”), a Nevada limited liability company, for the benefit of itself as secured party.

RECITALS

WHEREAS, Eagle shall issue Secured Promissory Notes (as amended, restated, supplemented, extended or otherwise modified from time to time, each, a “Secured Note” and collectively, the “Secured Notes”) to HIE Joint Venture (the Debtor”) (together with any successors and assigns that at any time may hold an interest in a Secured Note, collectively, the “Secured Note Holder”) for the purpose of funding personal protection equipment purchases (“PPE”); and

WHEREAS, as a condition to the obligations of the Secured Note Holder to loan the Debtor funds pursuant to the Secured Notes, the Secured Note Holders have required Hawkeye and Debtor to enter into this Agreement and grant the security interests described herein in the Collateral in favor of Eagle.

AGREEMENT

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good, valuable, and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Secured Notes. To the extent that any terms or concepts defined or used herein are defined or used in the UCC (as defined below), such terms or concepts shall be interpreted for purposes hereof in a manner that is consistent with such definition or use in the UCC. The following terms shall have the meanings set forth below:

“Collateral” shall mean that certain Convertible Promissoryy Note from Hawkeye issued to and on behalf of Eagle in the form of Exhibit A hereto.

“Event of Default” shall have the meaning specified in Section 11 of this Agreement.

“Obligations” shall mean (a) (i) the principal of and any interest on the Secured Notes and (ii) all other obligations and liabilities of Debtor, whether now existing or hereafter incurred, under, arising out of, or in connection with, the Secured Notes and the due performance and compliance by Debtor with all of the terms, conditions, and agreements contained in the Secured Notes; (b) any and all sums advanced by Eagle in order to preserve the Collateral or preserve its Lien and security interest in the Collateral; (c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (a) and (b) above, all costs and expenses of any exercise by Eagle of its rights hereunder, together with attorneys’ fees and court costs; and (d) to the extent not otherwise included in clauses (a), (b), or (c) above, Debtor’s obligations set forth in this Agreement.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of Nevada from time to time.

2. Grant of Lien. As security for the due and punctual payment and performance in full of all Obligations (whether at the stated maturity, by acceleration, or otherwise and whether now owing or incurred in the future), Debtor hereby pledges, assigns, charges, delivers, and grants to Eagle a continuing perfected security interest in and a general Lien upon all of Debtor’s right, title, and interest in and to the Collateral and all additions thereto and substitutions therefor, whether heretofore, now or hereafter received by or delivered or transferred to Eagle hereunder.

3. Continuing Security Interest.

(a) This Agreement creates an assignment, pledge, charge, continuing perfected security interest in, and general Lien upon, the Collateral and shall (i) remain in full force and effect until all Obligations have been satisfied, (ii) be binding upon Hawkeye and Debtor and their successors, permitted transferees, and permitted assigns, and (iii) inure, together with the rights and remedies of Eagle hereunder, and its successors, transferees, and assigns.

(b) Upon the full satisfaction of all Obligations, the assignment, pledge, charge, Lien, and security interest granted hereunder shall terminate, and all rights to the Collateral shall revert to Hawkeye. Upon such termination, Eagle will (i) execute and deliver to Hawkeye and Debtor such documents as Hawkeye and/or Debtor shall reasonably request to evidence such termination, (ii) deliver and transfer such Collateral to Hawkeye and (iii) file and record with the appropriate filing offices the termination statements, cancellations, satisfactions or similar documents necessary to evidence or otherwise give public notice of the termination of the security interests granted hereunder. In the event that Eagle fails to file such termination statements, cancellations, satisfactions or similar documents, Hawkeye and Debtor are hereby authorized to file and record with the appropriate filing offices, on behalf of Eagle such termination statements, cancellations, satisfactions or similar documents.

4. Debtor Remains Liable. Anything herein to the contrary notwithstanding, (a) Debtor shall remain liable under any agreements which have been (in whole or in part) pledged or assigned herein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Eagle of any of the rights hereunder shall not release Hawkeye or Debtor from any of its duties or obligations under any such agreements; and (c) Eagle shall not have any obligation or liability under any such agreements by reason of this Agreement, nor shall Eagle be obligated to perform any of the obligations or duties of Hawkeye or Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

5. Delivery and Perfection. Hawkeye and Debtor hereby deliver the Collateral to Eagle for perfection, and authorize Eagle to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral, and agrees to take all such other actions and to execute and deliver and file or cause to be filed such other instruments or documents, as Eagle may reasonably require in order to establish and maintain a perfected, valid, and continuing security interest and Lien in the Collateral in accordance with this Agreement and the UCC and other applicable law.

6. Representations and Warranties. Hawkeye represents, warrants and covenants to Eagle that:

(a) Hawkeye is a corporation duly organized and validly existing under the laws of the State of Nevada;

(b) Hawkeye’s exact legal name, jurisdictions of registration (i.e., incorporation or formation), and chief executive office is set forth in the Secured Note and below its name on the signature pages hereto.

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7. Covenants. During the term of this Agreement, Hawkeye and Debtor shall:

(a) Take all steps to preserve and protect the Collateral;

(b)  Not change its: (i) name; (ii) chief executive office; (iii) type of organization; (iv) jurisdiction of organization; or (v) other legal structure without at least ten (10) days’ prior written notice to Eagle. Prior to effectuating any change described in the preceding sentence, Hawkeye and/or Debtor shall take or cause to be taken all actions deemed by Eagle to be necessary or desirable to prevent any financing or continuation statement from becoming seriously misleading or rendered ineffective, or the security interests granted herein from becoming unperfected or the relative priority thereof otherwise impaired, as a result of such removal or change.

8. Further Assurances and Protections.

(a) Hawkeye and Debtor shall at their expense do, file, record, make, execute, and deliver all such acts, notices, instruments, statements, or other documents as Eagle may request in writing to perfect, preserve, or otherwise protect the security interest and Liens of Eagle in the Collateral or any part thereof or to give effect to the rights, powers, and remedies of Eagle under this Agreement;

(b)  Hawkeye and/or Debtor will give prompt written notice to Eagle of, and defend Eagle against, any suit, action, or proceeding related to the Collateral or which could adversely affect the security interests and Liens granted hereunder; and

(c) Hawkeye and Debtor authorize Eagle to have this or any other similar agreement recorded or filed with any applicable federal, state or foreign government office.

9. Events of Default. The occurrence of any of the following events or conditions shall constitute an event of default (each an “Event of Default”) under this Agreement:

(a) the occurrence and continuation of an Event of Default as defined in any of the Secured Notes.  For the avoidance of doubt, the underlying loan secured by the Secured Note shall be due and payable within 90 days of funding and repayment in full on or prior to such date shall be an obligation of such Secured Note;

(b) any representation or warranty made in this Agreement, any Secured Note or any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to Eagle shall be untrue or incorrect in any material respect as of the date when made or deemed made; or

(c) the failure or refusal by Debtor to perform, or the breach or violation of, any of any materials terms, obligations, covenants, or warranties of this Agreement and that failure or refusal continues unremedied for five (5) business days after written notice of such failure or refusal is given to Debtor.

10. Remedies upon an Event of Default. On and after the occurrence and continuance of an Event of Default, Eagle may immediately enforce the provisions of the Collateral in whole or in part as if entered into as of the date of this Agreement.  Upon an event of default Eagle can take possession of the Secured Note and enforce it without notice to Hawkeye or Debtor.

11. Eagle Appointed Attorney-in-Fact. Without limiting any rights or powers granted to Eagle pursuant to this Agreement, applicable law or otherwise, Debtor hereby appoints Eagle as its attorney-in-fact, with full power and authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Eagle’s discretion to take any and all action and to execute, file and record any and all instruments, agreements, and documents which Eagle may deem necessary or advisable to accomplish the purposes of this Agreement, and to receive, endorse and collect all instruments made or payable to Debtor representing any Proceeds in respect of the Collateral or any part thereof and to give full discharge for the same. The appointment set forth in this Section 11 is coupled with an interest and is irrevocable.

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12. Rights Cumulative. The rights, powers, and remedies of Eagle under this Agreement shall be in addition to all rights, powers, and remedies given to Eagle by virtue of any statute or rule of law or any agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Eagle’s security interest, Lien, and assignment in the Collateral.

13. Indemnity and Expenses.

Eagle shall not have any liability to any Person and shall be indemnified and held harmless by Hawkeye and Debtor for any liability incurred by reason of taking or refraining from taking any action with respect to the Collateral, except in the case such liability results solely from the gross negligence or willful misconduct of Eagle as determined by a final non-appealable judgment by a court of competent jurisdiction. Hawkeye and Debtor agree to indemnify Eagle from and against any and all claims, losses, and liabilities arising out of or connected with this Agreement (including, without limitation, enforcement of this Agreement), except such claims, losses, or liabilities resulting solely from Eagle’s gross negligence or willful misconduct as determined by a final non-appealable judgment by a court of competent jurisdiction. This Section 13 shall survive any termination of this Agreement.

14. Amendment or Waiver. Neither this Agreement nor any terms hereof may be changed, waived, discharged, or terminated unless such change, waiver, discharge or termination is in writing signed by Hawkeye, Debtor and Eagle.

15.  Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing and mailed or delivered: if to Hawkeye or Debtor, at the addresses specified immediately below such name on the signature page hereof; and if to Eagle at its address specified immediately below its name on the signature page hereof; or at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

16. No Waiver. No failure or delay on the part of Eagle in exercising any right, power or privilege hereunder or under the UCC or any other applicable law shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder or under the UCC or any other applicable law preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. No notice to or demand on Eagle in any case shall entitle Hawkeye or Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Eagle to any other or further action in any circumstances without notice or demand.

17. Severability of Provisions. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of that provision in any other jurisdiction.

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18. Non-Assignment. Neither Hawkeye nor Debtor shall have the right to assign its rights or delegate its obligations hereunder or any part thereof to any other person without Eagle’s prior written consent. This Agreement shall be binding upon any successors or assigns of Hawkeye and Debtor, and shall benefit any successors or assigns of Eagle.

19. Integration. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto.

20. Governing Law. This Agreement shall be governed by and construed under the laws of the State of Nevada, without giving effect to conflicts of laws principles.

21. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties to this Agreement, and an executed copy of this Agreement may be delivered by one or more parties to this Agreement by facsimile or similar electronic transmission device (including signature via DocuSign or similar services) pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

HAWKEYE:

HAWKEYE SYSTEMS, INC.

By:
Name:	Corby Marshall
Title:	Chief Executive Officer

Address:	6605 Abercorn St, Suite 504
Savannah, GA 31405

DEBTOR:

HIE JOINT VENTURE

By:
Name:	Chaim Vail
Title:	Manager

Address:	390 Whalley Avenue
New Haven, CT 06511

EAGLE:

EAGLE EQUITIES LLC.

By:
Name:	Yakov Borenstein
Title:	Manager

Address:	390 Whalley Avenue
New Haven, CT 06511

[Signature Page to Security Agreement]